UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2015

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220	23-2990190

000-16844	PECO ENERGY COMPANY (a Pennsylvania limited liability company) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 10, 2015, PECO Energy Company (PECO) and interested parties filed with the Pennsylvania Public Utility Commission (PAPUC) a petition for joint settlement with respect to PECO’s electric distribution rate case. The case was originally filed on March 27, 2015. The settlement is subject to PAPUC approval, and if approved, the rate increase would take effect on January 1, 2016.

The electric distribution settlement reflects an increase of approximately $127 million in revenue, which is approximately 67% of the $190 million originally requested. The parties to the settlement include the Bureau of Investigation & Enforcement, the Office of Consumer Advocate, the Office of Small Business Advocate, the Philadelphia Area Industrial Energy Users Group, the Coalition for Affordable Utility Services & Energy Efficiency in Pennsylvania, the Tenant Union Representative Network and Action Alliance of Senior Citizens of Greater Philadelphia, the City of Philadelphia, the Keystone Energy Efficiency Alliance Energy Education Fund, the Clean Air Council, the Natural Resources Defense Council, The Alliance for Solar Choice, and the Environmental Defense Fund. The United States General Services Administration and customer–intervenor William B. Kazimer indicated their non-opposition to the settlement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release

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Cautionary Statements Regarding Forward-Looking Information

This combined Form 8-K is being furnished separately by Exelon Corporation (Exelon) and PECO (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon and Generation include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s Second Quarter 2015 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 19; and (3) other factors discussed in filings with the SEC by Exelon and Generation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon and Generation do not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Duane M. DesParte
Duane M. DesParte
Senior Vice President and Corporate
Controller
Exelon Corporation

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
PECO Energy Company

September 10, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release